                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           ACME-CLEVELAND CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
               Not Applicable

     (2) Aggregate number of securities to which transaction applies:
               Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not Applicable

     (4) Proposed maximum aggregate value of transaction:
               Not Applicable

     (5) Total fee paid:
               Not Applicable

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
               Not Applicable

     (2) Form, Schedule or Registration Statement No.:
               Not Applicable

     (3) Filing Party:
               Not Applicable

     (4) Date Filed:
               Not Applicable
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                     [LOGO]    ACME-CLEVELAND CORPORATION

            THIS PROXY FOR THE RECONVENED SPECIAL MEETING OF SHAREHOLDERS
         TO BE HELD ON JULY 2, 1996 IS SOLICITED BY THE BOARD OF DIRECTORS
   P
         At the Reconvened Special Meeting of Shareholders of ACME-CLEVELAND
   R CORPORATION to be held on July 2, 1996, and at any adjournment thereof, THEODORE M. ALFRED, GERALD C. MCDONOUGH, and PAUL J.
   O POWERS, and each of them, with several powers of substitution and resubstitution, are hereby authorized to represent me and vote my
   X shares upon the proposal to authorize as required by Section 1701.831 of the Ohio Revised Code the proposed control share
   Y acquisition by WEC Acquisition Corporation, as more fully described in the Corporation's Supplemental Proxy Statement dated June 17, 1996 (the "Proxy Statement").





                                                                SEE REVERSE
                                                                   SIDE

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
            X   PLEASE MARK YOUR                                           SHARES IN YOUR NAME  REINVESTMENT SHARES
                VOTES AS IN THIS
                EXAMPLE.

                                                                      FOR       AGAINST     ABSTAIN
                                       Proposed control
                                       share acquisition by        /     /      /     /      /    /
                                       WEC Acquisition
                                       Corporation.

                                                  THE BOARD OF DIRECTORS
                                             RECOMMENDS A VOTE FOR THE PROPOSAL.


SIGNATURE(S)  ___________________________________________________________   DATE

SIGNATURE(S)  ___________________________________________________________   DATE
       NOTE: Please sign your name as it appears in print and, in case of multiple or joint ownership, all should sign.